TLC THE LASER CENTER INC.

                            TLC The Laser Center Inc.
                            Form 10-K - Exhibit 21.1
                            List of TLC Subsidiaries

Name of Entity                                                State of Formation

Aspen Healthcare Inc.                                         CO
Capital Corporation                                           DE
Oklahoma Doctors LLC                                          OK
TLC International Inc.                                        DE
TLC Management Services Inc.                                  DE
TLC Michigan LLC                                              MI
TLC Midwest Eye Laser Center, Inc.                            IL
TLC Network Services Inc.                                     DE
TLC The Laser Center (Annapolis) Inc.                         MD
TLC The Laser Center (Baltimore) Inc.                         MD
TLC The Laser Center (Baltimore Management) Inc.              MD
TLC The Laser Center (Big Sky) Inc.                           MT
TLC The Laser Center (Carolina) Inc.                          NC
TLC The Laser Center (Charlotte) Inc.                         NC
TLC The Laser Center (Chicago) Inc.                           IL
TLC The Laser Center (Cleveland) Inc.                         OH
TLC The Laser Center (Columbus) Inc.                          OH
TLC The Laser Center (Connecticut) LLC                        CT
TLC The Laser Center (Delaware) Inc.                          DE
TLC The Laser Center (Green Bay/Milwaukee) LLC                WI
TLC The Laser Center (Indiana) Inc.                           IN
TLC Laser Eye Center (Indiana) LLC                            IN
TLC The Laser Center (Institute) Inc.                         DE
TLC The Laser Center (Lima) Inc.                              OH
TLC The Laser Center (Massachusetts) Inc.                     MA
TLC The Laser Center (Northeast) Inc.                         MD
TLC The Laser Center (Northwest) Inc.                         WA
TLC The Laser Center (Oklahoma City) Inc.                     OK
TLC The Laser Center (Piedmont) Inc.                          SC
TLC The Laser Center (Pittsburgh) LLC                         PA
TLC The Laser Center (Rocky Mountain) Inc.                    CO
TLC The Laser Center (Boca Raton) Limited Partnership         FL
TLC The Laser Center (Tri-Cities) Inc.                        TN
TLC The Laser Center (Tulsa) Inc.                             OK
TLC The Laser Center (Winston-Salem) Inc.                     NC
TLC The Laser Center (Wisconsin) Inc.                         WI
Water Tower Acquisition Corp.                                 IL


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TLC THE LASER CENTER INC.


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